AMERICAN GENERAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VL-R
                            AG CORPORATE INVESTOR (SM)
                           AG INCOME ADVANTAGE VUL (SM)
                              CORPORATE AMERICA
                         CORPORATE INVESTOR SELECT (SM)
                          INCOME ADVANTAGE SELECT (SM)
                             PLATINUM INVESTOR(R) I
                             PLATINUM INVESTOR(R) II
                            PLATINUM INVESTOR(R) III
                             PLATINUM INVESTOR(R) IV
                       PLATINUM INVESTOR(R) FLEXDIRECTOR
                           PLATINUM INVESTOR(R) PLUS
                        PLATINUM INVESTOR(R) SURVIVOR
                      PLATINUM INVESTOR(R) SURVIVOR II
                           PLATINUM INVESTOR(R) VIP
                        PROTECTION ADVANTAGE SELECT (SM)
                 VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                   AMERICAN GENERAL LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT D
                PLATINUM INVESTOR(R) VARIABLE ANNUITY CONTRACTS

                    THE UNITED STATES LIFE INSURANCE COMPANY
                           IN THE CITY OF NEW YORK
                          SEPARATE ACCOUNT USL VL-R
                          INCOME ADVANTAGE SELECT (SM)
                             PLATINUM INVESTOR(R)
                          PLATINUM INVESTOR(R) PLUS
                           PLATINUM INVESTOR(R) VIP
                        PROTECTION ADVANTAGE SELECT (SM)
                 VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                     SUPPLEMENT DATED AUGUST 23, 2011
          TO POLICY OR CONTRACT PROSPECTUSES, AS SUPPLEMENTED

     The purpose of this supplement is to notify owners of American General Life Insurance Company ("AGL") and The United States Life Insurance Company in the City of New York ("USL") (AGL and USL collectively referred to as the "Company" or "Companies") variable universal life insurance Policies and variable annuity Contracts (the "Contracts") referenced above of the proposed liquidation of the Credit Suisse U.S. Equity Flex I Portfolio (the "Portfolio"), a series of the Credit Suisse Trust ("Trust"). The Portfolio is a variable investment option available in your Contract.

     The Board of Trustees (the "Board") of the Trust approved the liquidation of the Portfolio on June 30, 2011. The liquidation is expected to be effective on or around October 21, 2011 (the "Liquidation Date"). The Board approved the liquidation and determined that it was in the best interests of the Portfolio and its shareholders considering all relevant factors, including the following: (1) managing the investment strategy of the Portfolio is no longer consistent with the overall business strategy, (2) the Portfolio has a relatively small asset size, (3) the Portfolio will not be able to grow to a viable size in the foreseeable future, (4) there are no suitable Credit Suisse funds into which this Portfolio could be merged and considering the small assets of the Portfolio, any expenses of such a merger would outweigh any benefit and (5) the liquidation is not expected to have any adverse tax consequences for the Contract owners.

     In connection with the anticipated liquidation of the Portfolio, the Company would be required to pay you all of your Contract account or accumulation value you have invested in the Portfolio. The rules of the federal Internal Revenue Code would treat this distribution to you as a surrender of the Contract account or accumulation value. The surrender would be reportable to the Internal Revenue Service and may be taxable to you. Therefore, in order to avoid the potential of current taxation, the Company will allocate the liquidation proceeds in the subaccount supported by the Portfolio on the Liquidation Date to the VALIC Company I Money Market I Fund (the "VALIC Money Market Fund"), a variable investment option available in your Contract. In addition, existing instructions or instructions received on or after the Liquidation Date for new premium allocations, transfers, dollar cost averaging or automatic rebalancing into or out of the Portfolio, as applicable, will be automatically corrected to replace the Portfolio with the VALIC Money Market Fund. You may, at any time thereafter, pursuant to the transfer provisions contained in your Contract, transfer the Contract account or accumulation value out of the VALIC Money Market Fund to any other variable investment option available in your Contract.

     Please note that the Company must receive instructions from you to transfer your Contract account or accumulation value out of the Portfolio prior to 3:00 p.m. Central Time ("CT") on the business day prior to the Liquidation Date if you do not wish to have the liquidation proceeds allocated to the VALIC Money Market Fund. At any time before 3:00 p.m. CT on the business day prior to the Liquidation Date, you may transfer Contract account or accumulation value in the Portfolio to any of the other variable investment options offered in your Contract. Please review your fund prospectuses for information about the other variable investment options.
For additional fund prospectus copies, please contact our Administrative Centers at the telephone numbers shown below.

     If the Company receives any instruction from you for a new purchase payment allocation, transfer, dollar cost averaging, or asset rebalancing (as applicable to your Contract) into or out of the Portfolio after 3:00 p.m. CT on the business day prior to the Liquidation Date, we will delay the entire transaction until after 3:00 p.m. CT on the Liquidation Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Liquidation Date.

     If you have Contract account or accumulation value invested in the Portfolio, you may complete the enclosed service request form to give the Company instructions to transfer your Contract account or accumulation value. You can also call the Company's Administrative Centers at the telephone numbers below.

     Neither our automatic transfer of the liquidated proceeds to the VALIC Money Market Fund, nor your transfer of assets out of the Portfolio prior to the liquidation or out of the VALIC Money Market Fund within 60 days after the Liquidation Date, will count against the free transfers that you are permitted to make in a Contract Year.

     For a period of time after the liquidation, the Company may provide you with confirmations, statements and other reports that contain the name of this formerly available Portfolio.

     If you have any questions, please contact our Variable Universal Life Insurance Policy Administrative Center at 1-800-340-2765 or our Variable Annuity Contract Administrative Center at 1-800-360-4268.